MassRoots

Technology and Compliance Platform for the Cannabis Industry

MassRoots, Inc. OTCQB: MSRT Winter 2018

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MassRoots. All information presented herein with respect to the existing business and the historical operating results of MassRoots and estimates and projections as to future operations are based on materials prepared by the management of MassRoots and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MassRoots makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MassRoots reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MassRoots with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements. MassRoots undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

Blockchain-Based Solutions – Dec. 29, 2017


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- Formed MassRoots Blockchain Technologies, Inc., a wholly-owned subsidiary of MassRoots, Inc. dedicated to developing blockchain-based solutions for the cannabis industry
- Blockchain has the potential to enable the cannabis industry to operate more efficiently and with a greater degree of accountability and transparency
- Potential Applications: Seed-to-Sale Tracking, Eliminating Intermediaries, Corporate Governance, Identity Management, Smart Contracts

Our Main Focuses with Blockchain

Seed-To-Sale Traceability


BLOCKCHAIN BERRY

Distributed ledger technology provides a greater degree of reliability and accuracy on the metadata associated with products -- times, dates, locations, quantities -- which have the potential to reduce friction in the cannabis market-place, save businesses valuable resources, and provide greater transparency to government regulators. According to Bloomberg, IBM is also exploring how blockchain can improve seed-to-sale traceability in the cannabis market. MassRoots blockchain is exploring how this new technology can improve its point-of- sale system, MassRoots Retail, formerly known as Odava.

Identity Management



Social networks such as MassRoots collect a significant amount of metadata on its users. Blockchain has the potential to streamline its collection and organization, while eliminating traditional security risks. This would enable advertisers to better target consumers, reduce the risk of security breaches, and enable the development of solutions that better serve the MassRoots community.

End to End Retail & Compliance for Cannabis Businesses

Compliance Reporting to State Regulators & Financial Institutions

Analytics Combining Consumer Sentiment with Purchasing Data

Advertising Solutions Integrated Directly Into POS

Consumer Loyalty Powered by Insights from 1M Cannabis Consumers

Consumer Application


MassRoots
FOLLOWING
REVIEWS
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This new strain is insane. #StrainGameStrong, @budboy2
BudBoy2

- Has over 1,000,000 registered users concentrated in Colorado, California, and Oregon
- Facilitates hundreds of millions of interactions with data on virtually every product and dispensary in the industry
- Similar to Yelp for restaurant reviews and Amazon for product reviews, we believe the top 20% of consumers influences the purchasing decisions of the remaining 80% of the population
- Available on the App Store and Google Play
- Dispensary Finder service - 6,000 entries that catalogue all medical, recreational and delivery-based dispensaries in nine states

Our Business Model

We offer our software to businesses for a monthly fee, mostly on quarterly based contracts. Fees vary depending on whether the client subscribes to our compliance management, point-of-sale, advertising, or consumer loyalty packages.

$500-2,000

AVERAGE RECURRING FEE PER DISPENSARY PER MONTH

In California, thousands of businesses are in the process of revamping their operations to be in compliance with newly-implemented state regulations. Our goal is to have as many of these business processes utilizing the MassRoots platform as possible and establish our Company as a dominant player in the California cannabis market.

1,700

NUMBER OF LICENSED DISPENSARIES IN 2017

Between 2017-2019 over 1,500 new medical and recreational dispensaries are expected to open as California, Florida, Michigan, Ohio, Maryland, Pennsylvania, Massachusetts, Arkansas regulated markets come online.

2,800

NUMBER OF LICENSED DISPENSARIES IN 2019


LEGAL ADULT USE
LEGAL MEDICAL USE
CBD-ONLY

Regulated Cannabis Markets are Growing Coast to Coast

We focus our product development and expansion efforts based on these new markets.

Management Team and Advisors



Mr. Isaac Dietrich

Chief Executive Officer

Mr. Dietrich is the Chairman and CEO of MassRoots since its inception. His passion is empowering the legalization movement through his work with the Marijuana Policy Project and National Cannabis Industry Association.



Mr. Jesus Quintero

Chief Financial Officer

Previously with PricewaterhouseCoopers and Deloitte & Touch. Mr. Quintero received a B.S. in Accounting from St. John's University and is a Certified Public Accountant.



Mr. Steven Markowitz

Advisor, Founder & CEO, MyPoints

Mr. Markowitz founded Mypoints.com in 1996 and scaled it to over $100 million in annual revenue and a $2.3 billion market capitalization. He enjoys working with entrepreneurs and helping them build world-changing products.

Strategic Partners

Sweet Leaf

Sweet Leaf is one of the nation's largest, most profitable retail dispensary brands.

High Times

One of the world's most respected cannabis media brands. MassRoots is a partial owner of High Times Holdings Corporation, Inc.

Aphria

The second largest Canadian Medical Marijuana Producer with a market capitalization of $500 million.

Cresco Labs

One of the largest multi-state cannabis cultivators and processors with an industry-leading executive team.

The Power of the MassRoots Community

- Apple, Inc.'s App Store banned MassRoots in Nov. 2014 during a cannabis-related policy review.

- Over 10,000 of MassRoots' 180,000 users sent personal emails to Apple on how MassRoots has helped change their lives and empower legalization activists.

- The leading cannabis trade and investor organizations wrote a policy letter to Apple Chief Executive Officer Mr. Timothy Cook co-signed by dozens of cannabis business leaders.

- Apple re-admitted MassRoots to the App Store in Feb. 2015.

CNN
CNBC
THE WALL STREET JOURNAL.
FORTUNE
THE DENVER POST
BuzzFeed
THE HUFFINGTON POST
San Francisco Chronicle

Summary

- According to ArcView Market Research, the U.S. cannabis market was $5.7 billion in 2015 and reached $6.7 billion at the end of 2016. By 2020 the market is estimated to reach over $23 billion with a compound annual growth rate of 32%

- Within 48 hours, more than 1,000,000 users – 450K Instagram followers – 500K Facebook followers – 100K Snapchat followers – 75 cannabis-centric social media influencers with combined following of more than 5,000,000 people

- Ability to scale to meet the demands of growing multi-billion market

- Actively exploring how blockchain-based technologies can enable the cannabis industry to operate more effeciently.



MassRoots

Technology and Compliance Platform for the Cannabis Industry

Exchange	OTCQB
Ticker	MSRT
Headquarters	DENVER, CO
Employees	7
Year Founded	2013

Price (1/12/18)	$0.64
Shares Outstanding	115M Shares
Market Capitalization	73.6M
Public Float	70 M Shares
Shareholders	25,000+